Exhibit 99.2

RECOMMENDED CASH AND SHARE COMBINATION OF

DOWLAIS GROUP PLC (“DOWLAIS”)

WITH

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (“AAM”)

Combination Update: Satisfaction of China Antitrust Condition and Timetable Update

DETROIT, MI, January 16, 2026 – AAM (NYSE: AXL) and Dowlais are pleased to announce that the China State Administration for Market Regulation has issued a formal notice approving the Combination. As a result, AAM and Dowlais are pleased to confirm that all Conditions relating to the receipt of regulatory or antitrust approvals have now been satisfied.

Next Steps

The Combination remains subject to the Court sanctioning the Scheme at the Court Hearing, the delivery of the Court Order to the Registrar of Companies and the satisfaction or (if capable of waiver) the waiver of the remaining Conditions to the Scheme (as set out in the Scheme Document). Full details of the Combination are set out in the Scheme Document.

The Court Hearing has been scheduled to take place on 30 January 2026 and that the Scheme is expected to become effective on 3 February 2026. The AAM Prospectus, to be published in connection with the Secondary Listing, is expected to be published shortly after the Court Hearing.

Forward-looking statements

In this announcement, AAM makes statements concerning its and Dowlais' expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to the ability of AAM and Dowlais to consummate AAM's business combination with Dowlais (the "Business Combination") in a timely manner or at all; future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects and business; and management strategies and the expansion and growth of AAM's and the combined company's operations. Such statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect AAM's or the combined company's future financial position and operating results. The terms such as "will," "may," "could," "would," "plan," "believe," "expect," "anticipate," "intend," "project," "target," and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties related to AAM include factors detailed in the reports AAM files with the United States Securities and Exchange Commission (the "SEC"), including those described under "Risk Factors" in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication.

AAM expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its or Dowlais' expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This announcement is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts

For AAM	For Dowlais

Investor Contact	Investor Contact:
David H. Lim	Pier Falcione
Head of Investor Relations	+44 (0) 7855 185420
+1 313 758 2006	investor.relations@dowlais.com
david.lim@aam.com
Barclays Bank PLC, acting through its Investment Bank
Media Contact	(“Barclays”) (Financial adviser and corporate broker to Dowlais)
Christopher M. Son	Guy Bomford / Adrian Beidas / Neal West (Corporate Broking)
Vice President, Marketing & Communications	+44 (0) 20 7623 2323
+1 313 758 4814
chris.son@aam.com	Rothschild & Co (Financial adviser to Dowlais)
Ravi Gupta / Charlotte Ward
J.P. Morgan (Exclusive financial adviser to AAM)	+44 (0) 20 7280 5000
Ian MacAllister / Michael Murphy
+1 (212) 270 6000	Investec Bank plc (Joint corporate broker to Dowlais)
Carlton Nelson / Christopher Baird
Robert Constant / Jonty Edwards	+44 (0) 20 7597 5970
+44 (0) 203 493 8000
Montfort Communications (PR adviser to Dowlais)
FGS Global (PR adviser to AAM)	Nick Miles
Jim Barron	+44 (0) 7739 701634
+1 212 687 8080	miles@montfort.london

Charlie Chichester/Rory King	Neil Craven
+44 20 7251 3801	+44 (0) 7876 475419
AAM@fgsglobal.com	craven@montfort.london

Allen Overy Shearman Sterling LLP is acting as legal adviser to AAM in connection with the Combination. Slaughter and May is acting as legal adviser to Dowlais.